                                  Exhibit 99.1

               Pro Forma Condensed Combined Financial Statements

The Pro Forma Condensed Combined Financial Statements presented herein are unaudited. These Pro Forma Condensed Combined Financial Statements present the accounts of Premier Bancshares, Inc. ("Premier") which have been restated for all periods presented for the merger with North Fulton Bancshares, Inc. ("North Fulton") on August 31, 1999 which was accounted for as a pooling of interests. The Pro Forma Condensed Combined Financial Statements present the recently completed mergers with Bank Atlanta and Farmers & Merchants Bank. The Bank Atlanta merger was accounted for as a pooling of interests and the Farmers & Merchants Bank merger was accounted for as a purchase. The Pro Forma Condensed Combined Financial Statements present the Bank of Atlanta merger as if it had occurred at the beginning of the earliest period presented and the Farmers & Merchants merger as if had occurred on January 1, 1998. The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available.

The Pro Forma Condensed Combined Financial Statements presented herein are not necessarily indicative of the results of operations or the combined financial position that would have resulted had the mergers been consummated at the beginning of the earliest period presented, nor are they necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical consolidated financial statements of Premier Bancshares, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1998.

              PRO FORMA CONDENSED COMBINED STATEMENT OF CONDITION

                              September 30, 1999
                            (Dollars in thousands)
                                  (Unaudited)


                                                      Premier        Bank         Farmers      Pro Forma         Pro Forma
                                                 Bancshares, Inc.   Atlanta     & Merchants    Adjustments       Combined
                                                 --------------- ------------ -----------  ---------------     ------------
Assets
Cash and due from banks                          $       52,311  $     1,556  $    7,319                -      $     61,186
Interest-bearing deposits in banks                       41,030           16           -                -            41,046
Federal funds sold                                            -        6,350       7,639                -            13,989
Securities held-to-maturity                                   -        3,753       6,223                -             9,976
Securities available-for-sale                           198,742       11,542      77,009                -           287,293
Loans held for resale                                    70,161            -           -                -            70,161
                                                                                                                          -
Loans                                                 1,284,945       60,656      76,119                -         1,421,720
Less allowance for credit losses                         16,957        1,059       1,112                -            19,128
                                                 --------------- ------------ -----------  ---------------     ------------
              Loans, net                              1,267,988       59,597      75,007                -         1,402,592

Premises and equipment                                   32,718        1,171         758                -            34,647
Goodwill and other intangibles                            4,387            -           -           20,850  (b)       25,237
Other assets                                             25,981        1,073       1,871                -            28,925
                                                 --------------- ------------ -----------  ---------------      ------------

 Total assets                                    $    1,693,318  $    85,058  $  175,826   $       20,850       $ 1,975,052
                                                 =============== ============ ===========  ===============      ============

Liabilities and Stockholders' Equity
Deposits                                         $    1,309,691  $    75,554  $  150,357   $            -       $ 1,535,602
Federal funds purchased and securities sold under
repurchase agreements                                    28,227            -           -                -            28,227
Federal Home Loan Bank advances                          92,000            -           -                -            92,000
Trust preferred securities                               28,750            -           -                -            28,750
Other borrowings                                         70,673            -       1,929                -            72,602
Other liabilities                                        11,203        1,350       1,563                -            14,116
                                                 --------------- ------------ -----------  ---------------      ------------
                 Total liabilities                    1,540,544       76,904     153,849                -         1,771,297
Preferred stock                                           2,446            -           -                -             2,446
Common stock                                             28,274          711       3,600              311  (a)       32,196
                                                                                                     (700) (b)
Capital surplus                                          62,630        5,005       7,600             (311) (a)      107,926
                                                                                                   33,002  (b)
Retained earnings                                        63,193        2,635      11,452          (11,452) (b)       65,828
Unrealized gains on securities available-for-sale,
     net of tax                                          (2,547)        (197)       (675)               -            (3,419)
Treasury stock                                           (1,222)           -           -                -            (1,222)
                                                 --------------- ------------ -----------  ---------------      ------------
                 Total stockholders' equity             152,774        8,154      21,977           20,850           203,755

 Total liabilities and stockholders' equity      $    1,693,318  $    85,058  $  175,826   $       20,850       $ 1,975,052
                                                 =============== ============ ===========  ===============      ============

        See Notes to Pro Forma Condensed Combined Financial Statements

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                 For the Nine Months Ended September 30, 1999
                            (Dollars in Thousands)
                                  (Unaudited)


                                                 Premier            Bank     Farmers &       Pro Forma          Pro Forma
                                               Bancshares, Inc.    Atlanta   Merchants      Adjustments          Combined
                                              ----------------  ------------ -----------  ----------------     -------------
Interest income                               $       101,289   $     5,189  $    9,181                 -      $    115,659
Interest expense                                       47,615         2,547       4,107                 -            54,269
                                              ----------------  ------------ -----------  ----------------     -------------
  Net interest income                                  53,674         2,642       5,074                 -            61,390
Provision for credit losses                             1,854            70                             -             1,924
                                              ----------------  ------------ -----------  ----------------     -------------
Net interest income after provision for
   credit losses                                       51,820         2,572       5,074                 -            59,466
Other income                                           27,012           257         614                 -            27,883
Other expenses                                         56,579         1,482       2,914             1,043  (c)       62,018
                                              ----------------  ------------ -----------  ----------------     -------------
Income before income taxes                             22,253         1,347       2,774            (1,043)           25,331
Income tax expense                                      8,687           329         773                 -             9,789
                                              ----------------  ------------ -----------  ----------------     -------------
Net income                                    $        13,566   $     1,018  $    2,001   $        (1,043)     $     15,542
                                              ================  ============ ===========  ================     =============

Net income per share of common stock          $          0.48   $      1.44  $     2.78                        $       0.49
                                              ================  ============ ===========                       =============
Net income per share of common stock-diluted  $          0.48   $      1.40  $     2.78                        $       0.48
                                              ================  ============ ===========                       =============

Average common shares outstanding                  27,718,000       707,000     720,000                          31,634,000

Diluted average common shares outstanding          28,222,000       728,000     720,000                          32,169,000


        See Notes to Pro Forma Condensed Combined Financial Statements

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                 For the Nine Months Ended September 30, 1998
                            (Dollars in Thousands)
                                  (Unaudited)

                                                  Premier          Bank       Farmers &     Pro Forma           Pro Forma
                                              Bancshares, Inc     Atlanta     Merchants     Adjustments          Combined
                                              ----------------  ------------ -----------  ----------------     -------------
 Interest income                              $        95,380   $     5,096  $    9,144                 -      $    109,620
 Interest expense                                      45,218         2,369       4,404                 -            51,991
                                              ----------------  ------------ -----------  ----------------     -------------
    Net interest income                                50,162         2,727       4,740                 -            57,629
 Provision for credit losses                              691           220           -                 -               911
                                              ----------------  ------------ -----------  ----------------     -------------
 Net interest income after provision for
      credit losses                                    49,471         2,507       4,740                 -            56,718
 Other income                                          30,483           429         602                 -            31,514
 Other expenses                                        52,346         1,313       2,680             1,043  (c)       57,382
                                              ----------------  ------------ -----------  ----------------     -------------
 Income before income taxes                            27,608         1,623       2,662            (1,043)           30,850
 Income tax expense                                     9,550           535         768                 -            10,853
                                              ----------------  ------------ -----------  ----------------     -------------
 Net income                                   $        18,058   $     1,088  $    1,894   $        (1,043)     $     19,997
                                              ================  ============ ===========  ================     =============

Net income per share of common stock          $          0.65   $      1.56  $     2.63                        $       0.63
                                              ================  ============ ===========                       =============
Net income per share of common stock-diluted  $          0.65   $      1.51  $     2.63                        $       0.62
                                              ================  ============ ===========                       =============

Average common shares outstanding                  27,719,000       698,000     720,000                          31,623,000

Diluted average common shares outstanding          27,912,000       719,000     720,000                          31,846,000


        See Notes to Pro Forma Condensed Combined Financial Statements

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                     For the Year Ended December 31, 1998
                            (Dollars in Thousands)
                                  (Unaudited)

                                                   Premier
                                                 Bancshares,     Bank       Farmers &      Pro Forma            Pro Forma
                                                    Inc.       Atlanta      Merchants     Adjustments           Combined
                                               -------------  -----------  ------------ ----------------     --------------
Interest income                                $    128,887   $    6,883   $    12,265                -      $     148,035
Interest expense                                     61,696        3,241         5,834                -             70,771
                                               -------------  -----------  ------------ ----------------     --------------
   Net interest income                               67,191        3,642         6,431                -             77,264
Provision for credit losses                           1,011          295             -                -              1,306
                                               -------------  -----------  ------------ ----------------     --------------
Net interest income after provision for
     credit losses                                   66,180        3,347         6,431                -             75,958
Other income                                         41,400          463           784                -             42,647
Other expenses                                       72,346        1,711         3,615            1,390  (d)        79,062
                                               -------------  -----------  ------------ ----------------     --------------
Income before income taxes                           35,234        2,099         3,600           (1,390)            39,543
Income tax expense                                   12,903          694         1,000                -             14,597
                                               -------------  -----------  ------------ ----------------     --------------
Net income                                     $     22,331   $    1,405   $     2,600  $        (1,390)     $      24,946
                                               =============  ===========  ============ ================     ==============

Net income per share of common stock           $       0.81   $     2.01   $      3.61                       $        0.79
                                               =============  ===========  ============                      ==============
Net income per share of common stock-diluted   $       0.79   $     1.96   $      3.61                       $        0.77
                                               =============  ===========  ============                      ==============

Average common shares outstanding                  27,648,000       698,000     720,000                          31,322,000

Diluted average common shares outstanding          28,504,000       719,000     720,000                          32,175,000


        See Notes to Pro Forma Condensed Combined Financial Statements

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                     For the Year Ended December 31, 1997
                            (Dollars in Thousands)
                                  (Unaudited)

                                                  Premier
                                                Bancshares,      Bank        Pro Forma            Pro Forma
                                                   Inc.        Atlanta      Adjustments           Combined
                                               -------------  ----------- ----------------     --------------
 Interest income                               $    111,403   $    5,269                -      $     116,672
 Interest expense                                    50,944        2,465                -             53,409
                                               -------------  ----------- ----------------     --------------
    Net interest income                              60,459        2,804                -             63,263
 Provision for credit losses                          2,416          350                -              2,766
                                               -------------  ----------- ----------------     --------------
 Net interest income after provision for
      credit losses                                  58,043        2,454                -             60,497
 Other income                                        25,268          747                -             26,015
 Other expenses                                      53,850        1,579                -             55,429
                                               -------------  ----------- ----------------     --------------
 Income before income taxes                          29,461        1,622                -             31,083
 Income tax expense                                  10,049          405                              10,454
                                               -------------  ----------- ----------------     --------------
 Net income                                    $     19,412   $    1,217  $             -      $      20,629
                                               =============  =========== ================     ==============

Net income per share of common stock           $       0.71   $     1.75                       $        0.73
                                               =============  ===========                      ==============
Net income per share of common stock-diluted   $       0.69   $     1.71                       $        0.71
                                               =============  ===========                      ==============

Average common shares outstanding                27,234,000      698,000                          28,013,000

Diluted average common shares outstanding        28,150,000      713,000                          28,921,000


        See Notes to Pro Forma Condensed Combined Financial Statements

               PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                     For the Year Ended December 31, 1996
                            (Dollars in Thousands)
                                  (Unaudited)

                                                  Premier
                                                Bancshares,      Bank         Pro Forma            Pro Forma
                                                   Inc.        Atlanta       Adjustments           Combined
                                               -------------- ------------  ----------------      -------------
Interest income                                $      92,732  $     3,702                 -       $     96,434
Interest expense                                      43,517        1,619                 -             45,136
                                               -------------- ------------  ----------------      -------------
   Net interest income                                49,215        2,083                 -             51,298
Provision for credit losses                              978          137                 -              1,115
                                               -------------- ------------  ----------------      -------------
Net interest income after provision for
     credit losses                                    48,237        1,946                 -             50,183
Other income                                          17,654          647                 -             18,301
Other expenses                                        45,597        1,558                 -             47,155
                                               -------------- ------------  ----------------      -------------
Income before income taxes                            20,294        1,035                 -             21,329
Income tax expense                                     5,987            -                 -              5,987
                                               -------------- ------------  ----------------      -------------
Net income                                     $      14,307  $     1,035   $             -       $     15,342
                                               ============== ============  ================      =============

Net income per share of common stock           $        0.53  $      1.48                         $       0.55
                                               ============== ============                        =============
Net income per share of common stock-diluted   $        0.52  $      1.48                         $       0.54
                                               ============== ============                        =============

Average common shares outstanding                 26,653,000      698,000                           27,453,000

Diluted average common shares outstanding         27,517,000      699,000                           28,292,000


        See Notes to Pro Forma Condensed Combined Financial Statements

                           Premier Bancshares, Inc.

                              Notes to Pro Forma
                    Condensed Combined Financial Statements


1.  Basis of Presentation

The Pro Forma Condensed Combined Financial Statements presented herein are unaudited. The Pro Forma Condensed Combined Financial Statements present the accounts of Premier Bancshares, Inc. which have been restated for all periods presented for the merger with North Fulton Bancshares, Inc. which was accounted for as a pooling of interests. The Pro Forma Condensed Combined Financial Statements present the recently completed mergers with Bank Atlanta and Farmers and Merchants Bank. The Bank Atlanta merger was accounted for as a pooling of interests and the Farmers & Merchants Bank merger was accounted for as a purchase. The Pro Forma Condensed Combined Financial Statements present the
Bank of Atlanta merger as if it had occurred at the beginning of the earliest period presented and the Farmers & Merchants merger as if had occurred on January 1, 1998. The pro forma adjustments are based on estimates, available information and certain assumptions and may be revised as additional information becomes available.

The Pro Forma Condensed Combined Financial Statements presented herein are not necessarily indicative of the results of operations or the combined financial position that would have resulted had the mergers been consummated at the beginning of the earliest period presented, nor are they necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. The Pro Forma Condensed Combined Financial Statements should be read in conjunction with the historical consolidated financial statements of Premier Bancshares, Inc. included in its Annual Report on Form 10-K for the year ended December 31, 1998.


2.  Pro Forma Adjustments

(a) Reflects the issuance of 1,022,000 shares of Premier Bancshares, Inc. common stock for the merger with Bank Atlanta, net of 711,000 shares reflected outstanding in the historical financial statements of Bank Atlanta, recorded as a pooling of interests.

(b) Reflects the issuance of 2,900,000 shares of Premier Bancshares, Inc. common stock for the merger with Farmers & Merchants Bank recorded as a purchase. Historical retained earnings of Farmers & Merchants Bank has been eliminated and capital surplus reflects the issuance of 2,900,000 shares at an assumed market price of $15.00 per share. Goodwill and other intangibles in the amount of $28,750,000 reflects the excess purchase price over the acquired assets and liabilities.

(c) Reflects amortization of goodwill resulting from the merger with Farmers & Merchants Bank, assuming an amortization period of 15 years, for the nine month periods.

(d) Reflects amortization of goodwill resulting from the merger with Farmers & Merchants Bank, assuming an amortization period of 15 years, for a full year.